

ASENSUS SURGICAL

INVESTOR DAY PRESENTATION

February 23, 2021

Anthony Fernando, President & CEO

Shameze Rampertab, EVP & CFO

Forward Looking Statements

This presentation includes statements relating to our vision for the future of performance-guided surgery and the role the Senhance® Surgical System may play. These statements and other statements regarding our future plans and goals constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that are often difficult to predict, are beyond our control and which may cause results to differ materially from expectations, and include whether we will be well-positioned to continue to deliver on our strategy and bring transformative technology to surgeons, hospitals and patients globally. For a discussion of the risks and uncertainties associated with our business, please review our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on these forward-looking statements, which are based on our expectations as of the date of this presentation and speak only as of the date this presentation was first made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Global Regulatory Approvals

Global Training Centers

100+ Active Surgeon Users

Active Clinical Sites in US, EU & Asia

4,000+ Surgeries Performed

Robust Intellectual Property Portfolio

1st
eye-sensing camera control
haptic feedback
3 mm robotic instruments
augmented intelligence and machine vision
real-time surgical image analytics
pediatrics with robotic 3 mm

Strong Talented Global Team

Integrated Remote Mentoring

We believe in digitizing the interface between the surgeon and patient to pioneer a new era of Performance-Guided Surgery by unlocking the Clinical Intelligence to enable consistently superior outcomes and a new standard of surgery.

The Reality of Surgery

1 in 5 patients undergoing surgery has
1 or more complications*

Overall profit margin decreased from 5.8% for patients without complications to 0.1% for patients with complications.**

Essentially, hospitals make **no money if there is a complication.**

* Eelke Bosma, MD, et al. Variable impact of complications in general surgery: a prospective cohort study. Can J Surg. 2012 Jun; 55(3): 163–170. [https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3364303/]
** Barry Rosenberg, MD, MBA1; Bennett Lane, MS2; Atul Gawande, MD, MPH3. Economic Impact of Surgical Complications on Hospitals. JAMA Surg. 2016;151(11):1090-1091. doi:10.1001/jamasurg.2016.2308



There's Something Missing in the OR

Unintended and preventable surgical complications are rampant and cost health systems billions of dollars each year

Limited technological innovation
(robotics is 20 years old)

Lack of access to critical real-time information

ASENSUS SURGICAL

Surgical Decision Chain


Get Ready
Assess Results
Execute Task
Prepare
Reflect
Sense
Surgeon Decision Workflow
Act
Analyze
Decide
Gather Visual and Tactile Data
Process & Organize to Generate Insights
Leverage Information to Determine Next Action

ASENSUS SURGICAL

Something is Missing



Current Robotics
Need for Innovation
Prepare
Sense
Analyze
Decide
Act
Reflect
Surgeon Decision Workflow

Minimal innovation to improve decision-making aspects in the high-pressure, highly-variable situations that repeatedly occur during surgery.

ASENSUS SURGICAL

Sensing, **Analyzing** and **Deciding** are what **drive surgical outcomes.**



We Should Expect More From Surgery

ASENSUS SURGICAL

Holistic approach to addressing each phase of the surgical decision chain

- **Increase safety** for better outcomes which lead to better patient and provider satisfaction
- **Reduce surgical variability** and factors that contribute to poor outcomes
- **Guide surgeons** to successfully navigate when unexpected events occur to effectively reduce surgical errors and complications
- **Provide real-time clinical intelligence** and capabilities to create more predictable outcomes to meet value-based care constraints



Prof. Dr. Jaap Bonjer

Professor of Surgery, Amsterdam University Medical Centre
CEO, Amsterdam Skills Centre

(VIDEO PRESENTATION)

Evolution of Surgery

GOAL: Perform effective surgery
OPEN SURGERY
Pre-1980

GOAL: Minimize Trauma
LAPAROSCOPY
1980

GOAL: Minimize Trauma [convert open to minimally invasive surgery (MIS) with different technique]
ROBOTIC SURGERY
1999

GOAL: Digitize the interface between the surgeon and patient to reduce variability while preserving laparoscopic approach and cost-effectiveness
DIGITAL LAPAROSCOPY
2017

PERFORMANCE-GUIDED SURGERY
FUTURE

Performance-Guided Surgery


PERFORMANCE-GUIDED SURGERY
Machine Vision
Robotic Precision
Augmented Intelligence
Digital Interface between the Surgeon and Patient
Deep Learning
DIGITAL LAPAROSCOPY
Improved Decision Making
Improved Collaboration
Improved Predictability

Reimagine Surgery

Technology and the Surgical Value Chain


Technology Evolution
Prepare
Sense
Analyze
Decide
Act
Reflect
Surgeon
Decision
Workflow

Surgeon capabilities scale as you add technical capabilities, resulting in **increased predictability** and **superior outcomes**

ASENSUS SURGICAL

Surgical Paradigm

Mapping Categories to the Surgical Value Chain

Laparoscopy
Manual Control

Robotic Surgery
Robotic Precision and Control

Digital Laparoscopy
Advanced Sensing, Digital Insights

Performance-Guided Surgery
Intelligent Preparation, Perceptive Real-Time Guidance



INTELLIGENT PREPARATION
DATA-INTEGRATED PLANNING
SETUP ASSISTANCE & ADVANCED TRAINING
TRADITIONAL TRAINING
CONNECTIVITY & SENSOR FUSION
ADVANCED SENSING
3D VISUALIZATION
HUMAN PERCEPTION
PROCEDURAL INSIGHTS
SURGEON AUGMENTATION
HUMAN INFERENCE
PERCEPTIVE REAL-TIME GUIDANCE
TACTICAL COLLABORATION
HUMAN INTELLIGENCE
SUPERVISED ROBOTIC AUTONOMY
ROBOTIC CONTROL
HUMAN DEXTERITY
PERFORMANCE ANALYTICS
QUANTITATIVE METRICS
RETROSPECTION
Prepare
Sense
Analyze
Decide
Act
Reflect
Surgeon Decision Workflow

ASENSUS SURGICAL

Technology Video Presentation

Unlocking Clinical Intelligence

The Surgical Assurance Framework

Performance-Guided Surgery

Pre-Op:
Intelligent Preparation

- Setup Assistance
- OR Workflow
- Administrative Dashboard

Intra-Op:
Perceptive Real-Time Guidance

- Real-Time, Intra-Op Data
- Robotic Intervention
- Reduced Cognitive Load

Post-Op:
Performance Analytics

- Actionable Assessments
- Digital Replay
- Trend Analysis and Benchmarking

ASENSUS SURGICAL



Dr. Amit Trivedi

Chairman, Department of Surgery
Hackensack Meridian Health at Pascack Valley

(VIDEO PRESENTATION)

Market Drivers

Why the Time is Now

Value-based healthcare is rapidly shifting the responsibility for quality outcomes and inefficiency to hospitals and physicians.*

COVID-19 has exposed the shocking financial frailty of hospital systems as well as capacity and resource constraints, which must be bolstered and requires an acceleration of our innovation.**

Patients' conditions are becoming more complex and therefore treating them becomes more complicated. The absolute number of patients seeking care is increasing, and many more patients have multiple chronic conditions than they did a generation, or even a decade, ago.***

The technology exists and is building in other industries with computational technology growing exponentially. Why not bring it to surgery where it is prime for adoption?

ASENSUS SURGICAL

* https://pubmed.ncbi.nlm.nih.gov/26694233/ ** https://www.aha.org/guidesreports/2020-07-20-effect-covid-19-hospital-financial-health. *** https://www.aapa.org/news-central/2017/02/patients-complex-patients/

Global Market Trends in Surgical Robotics



WW Surgical Robotics Revenue ($B)
30
25
20
15
10
5
0
15% CAGR
2019
2025
2030

Worldwide Robotic Penetration Rate is < 5%, Today



WW Surgical Procedures (MM)
80
70
60
50
40
30
20
10
0
2018
2020
2025
2030
Other MIS
Robotic
Lap
Open



Current Robotics Market
Digital Laparoscopy
Open Surgery
37mm
procedures
Laparoscopic Surgery
16mm
procedures
Current Robotic Penetration < 5%
Greenfield Opportunity for Senhance

SURGICAL ROBOTICS IS A LARGE AND FAST-GROWING MARKET AND CONVERTING LAPAROSCOPIC SURGERY IS A GREENFIELD OPPORTUNITY

ASENSUS SURGICAL

Sources: Goldman Sachs Global Investment Research, Healthcare Cost and Utilization Project (HCUP), Global Market Insights, Mordor Intelligence, company analysis

Our Path to Market Leadership

Senhance



Robust Digital Laparoscopy platform built on the fundamentals of MIS

Intelligent Surgical Unit™ (ISU™)


Senhance

Digital Platform capable of machine vision and augmented intelligence to enable real-time surgical analytics

Performance-Guided Surgery



Clinical Intelligence to unlock superior outcomes with surgery

Global organizational footprint and installed base

Continued focus and targeted investments that drive innovation to create the future of surgery

ASENSUS SURGICAL


ASENSUS
SURGICAL

Surgery Reimagined

Performance-Guided Surgery – next level technology that completely changes the idea of what's possible.

ASENSUS
SURGICAL